                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     NOVEMBER 24, 1998
                                                 ---------------------------


                              CELLPRO, INCORPORATED
               (Exact name of registrant as specified in charter)



        DELAWARE                      0-19472             94-3087971
----------------------------        -----------          -------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)



     22215 26TH AVENUE S.E., BOTHELL, WA                          98021
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (425) 485-7644
                                                    ---------------------


                                       N/A
         (Former name or former address, if changed since last report.)


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Item 4.  Changes in registrant's Certifying Accountant.

               On November 24, 1998, PricewaterhouseCoopers LLP resigned as the auditors for CellPro, Incorporated, a Delaware corporation (the "Company").

               During the Company's two most recent fiscal years, and through the date of this filing, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any other reportable event which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the matter in their report.

               PricewaterhouseCoopers LLP's report on the Company's financial statements for the fiscal year ended March 31, 1998, contained a qualification and explanatory paragraph with respect to the Company's ability to continue as a going concern. Except with respect to the qualification and explanatory paragraph for the fiscal year ended March 31, 1998, the reports of PricewaterhouseCoopers LLP for the fiscal years ended March 31, 1998 and March 31, 1997 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

               The Registrant shall provide PricewaterhouseCoopers LLP with a copy of this Form 8-K no later than the day that this Form is filed with the SEC. PricewaterhouseCoopers LLP has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements. A copy of the letter is filed as Exhibit 16.1 to this Form 8-K.


Item 7. Exhibits.


    EXHIBIT
    NUMBER               DESCRIPTION
    ------               -----------
     16.1      Letter dated November 24, 1998 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.
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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CellPro, Incorporated
                              -------------------------------
                                    (Registrant)


Date:  November 24, 1998      /s/ Mark J. Handfelt
                              ---------------------------
                                   Name:  Mark J. Handfelt
                                   Title: Executive Vice President, General
                                          Counsel and Acting Chief
                                          Operating Officer


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           INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K
                             DATED NOVEMBER 24, 1998


     EXHIBIT
     NUMBER               DESCRIPTION
     ------               -----------
     16.1      Letter dated November 24, 1998 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.